ANNUAL REPORT
                                DECEMBER 31, 1997


                      Seligman Select Municipal Fund, Inc.
                                   Managed by
                                [LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU


                                                       CESEL2 12/97

================================================================================
TO THE STOCKHOLDERS

     Seligman Select Municipal Fund had strong investment results for the year ended December 31, 1997, as robust economic growth combined with subdued inflation supported the municipal bond market. The municipal market rally that began in May strengthened substantially during the last two quarters of the year. Yields fell and bond prices rose, improving your Fund's total return while it continued to provide consistent monthly income.

     Overall, the municipal bond market performed well in 1997. In this seventh year of economic expansion, the 3.8% real domestic growth rate improved the financial standing and credit ratings of states and local municipalities across the nation, with budget surpluses for several entities. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared. Except for a one-quarter percentage point increase in the federal funds rate in March, the Federal Reserve Board left interest rates untouched this year.

     Nevertheless, it took some time to convince municipal bond market participants of the sustainability of the healthy-growth and low-inflation environment. There were ongoing fears that the vigorous economy and tight labor market would prompt a steep increase in the rate of inflation. Municipal yields fluctuated within a narrow range and did not decisively move downward until May. The view that the US economy had produced a stable growth environment became established in the third quarter, finally quieting inflationary concerns. Reaching the year's low, the yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal bond market, fell to 5.15% on December 31, 1997, significantly lower than the 5.66% yield a year ago.

     At this time, we anticipate continued uncertainty in the equity markets that could make the relative stability of the municipal bond market attractive to cautious investors. The significant tax advantage of municipal bonds should continue to make this asset class attractive relative to other fixed-income investments, particularly to those investors in the highest federal income tax brackets.

    Barring problems caused by the tightness of the labor market, we expect that the current low-inflation environment will endure and continue to support the municipal bond market. We believe that the improving credit quality of municipal issuers and favorable supply and demand fundamentals should also support the performance of the municipal bond market in 1998. Overall, the outlook for the municipal bond market and your Fund remains encouraging.

    Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements follow this letter. The Fund's investment results appear on page 4.

By order of the Board of Directors,

/s/ William C. Morris
---------------------------
William C. Morris
Chairman



                                                      /s/ Thomas G. Moles
                                                      --------------------------
                                                          Thomas G. Moles
                                                                President
January 30, 1998

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER

               Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, President and Portfolio Manager of Seligman Select
  [PIC] Municipal Fund and Seligman Quality Municipal Fund. He is also Vice President and Portfolio Manager of the Seligman municipal mutual funds, which include 19 separate portfolios. He is responsible for more than $1.8 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.


               WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN SELECT MUNICIPAL FUND'S INVESTMENT RESULTS IN THE LAST 12 MONTHS?

     "This was a positive year for the municipal bond market. Long-term municipal yields declined by more than half a percentage point during the last 12 months, reaching their lowest levels in 24 years by year end. However, long-term municipal bonds became more attractive relative to US Treasury bonds during the fourth quarter. This improvement in the relative value of municipal bonds was due to the onset of the Asian financial crisis and the resulting "flight-to-quality" by nervous equity investors into the US Treasury securities market. This trend caused the decline in US Treasury bond yields to outpace the decline in municipal bond yields. (The yields and prices of bonds move in opposite directions; when yields decline, prices increase.)

    "In the municipal bond market, new issue supply increased by 19% in 1997 compared to 1996. The downward trend in interest rates prompted a surge in new-money issuance and refunding issuance, particularly during the second half of the year. (Refunding issuance is a process where new bonds are issued to retire outstanding, higher-coupon debt. Proceeds from the refunding issue are deposited in an escrow account, generally comprised of government obligations, which provides debt service on the refunded bonds.) Given historically low municipal yields, a rise in issuance would ordinarily be a negative for the market. However, the municipal market experienced record bond calls and redemptions that sharply mitigated the impact of the increase in new issue volume.

    "The net slowdown in the growth of the outstanding municipal bond supply was the principal reason that the municipal bond market was less volatile than the US Treasury market for most of the year. As a result, municipal bonds underperformed US Treasury bonds as interest rates declined and outperformed US Treasury bonds as interest rates rose. The strong US Treasury market rally during the fourth quarter, which was prompted by turmoil in world equity markets, contributed to a net lag in municipal bond performance versus US Treasury bonds for the year.

    "Finally, the continuing strength of the economy led to improving credit trends among the nation's states and municipalities. In 1997, rating upgrades significantly outnumbered rating downgrades, leading to an improvement in the overall creditworthiness of the municipal sector."


[CAPTION]
SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT WAS YOUR INVESTMENT STRATEGY?
    "Market conditions during the past 12 months presented us with opportunities and challenges in the management of Seligman Select Municipal Fund. The declining interest rate environment, which has prevailed since the start of the second quarter, compelled us to concentrate new purchases in bonds with maturity dates in excess of 25 years. In general, the longer the maturity of a bond, the greater its price appreciation when yields move lower.

    "Additionally, as yields declined, the risk that the Fund's older, higher-coupon bonds would be called increased. (A callable bond is a bond which the issuer is permitted to redeem, prior to maturity, on specified dates and at predetermined prices.) We could have opted to hold onto our short-call positions, thereby ensuring the stability of Seligman Select Municipal Fund's investment income in the near-term, but this approach could have left the Fund vulnerable to excessive bond calls and the possibility of a significant reduction in future dividends. As we anticipate continued reductions in interest rates, we chose to adopt a more proactive strategy, extending the Fund's call protection by selling short-call bonds and locking in current long-term yields before they declined further. By acting sooner, rather than later, we can better control the impact of bond calls on the Fund's investment income. Given the positive interest rate environment, we believe this strategy will benefit the Stockholders over the long term, outweighing any short-term drawbacks.

    "Seligman Select Municipal Fund is required to maintain a minimum of 80% of the portfolio in "triple A"-rated securities. Most of these highly-rated bonds are "triple A" because they are backed by municipal bond insurance. It is our policy, however, to perform in-depth credit analysis on every bond we purchase, regardless of insurance coverage. Portfolio holdings are continually monitored in order to identify deteriorating credits and replace them with stronger credits.

    "As mentioned earlier, declining interest rates during the year prompted an increase in the volume of refunding issuance in 1997. The Fund held a number of higher coupon bonds that we refrained from selling due to a strong possibility that these bonds would be refunded. When a bond is refunded, total return performance is improved, and the bond's rating is often upgraded. In fact, over the past 12 months, several portfolio holdings were refunded and subsequently sold to capture the resulting price appreciation."


WHAT IS YOUR OUTLOOK?
    "Nineteen ninety-seven was a successful year for the municipal bond market and your Fund. Yields declined, credit ratings improved, and total issuance rose. We anticipate a continuance of these positive trends in the months to come. Recent economic reports seem to suggest that the long-awaited slowdown in the rate of economic growth may finally be taking hold. Long-term yields should therefore remain stable in the absence of inflationary pressures. Finally, a healthy economy could elicit additional credit-rating upgrades going forward. While our outlook for 1998 is decidedly upbeat, a certain degree of risk exists in all markets until the final impact of the Asian turmoil on the US economy is more clearly understood."

================================================================================
INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1997


                                                                         Average Annual
                                                               ----------------------------------

                                                                                          Since
                                                    Three        One          Five      Inception
                                                   Months**     Year          Years      2/15/90
                                                   ------       ----          -----      -------
         Market Price                               6.40%       20.97%        9.95%       9.78%
         Net Asset Value                            3.22        10.01         7.80        9.09


PRICE PER SHARE
                                  December 31,    September 30,    June 30,      March 31,    December 31,
                                      1997            1997           1997          1997           1996
                                   -----------     -----------    -----------   -----------    -----------
         Market Price                $13.9375        $13.50         $12.9375      $12.625        $12.50
         Net Asset Value              12.33           12.31          12.08         11.85          12.16

DIVIDEND AND CAPITAL GAIN INFORMATION
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    Capital Gain
                                                        -------------------------------------
                                      Dividends Paid+    Paid         Realized     Unrealized
                                      ------------        ---          -------      --------
                                          $0.84         $0.181         $0.154       $1.248++

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at December 31, 1997, was 6.03%, which is equivalent to a taxable yield of 9.98% based on the maximum federal tax rate of 39.6%.


    ------------------------------------------------------------------------
    *THESE RATES OF RETURN REFLECT CHANGES IN THE MARKET PRICE OR NET ASSET
     VALUE, AS APPLICABLE, AND ASSUME THAT ALL DISTRIBUTIONS WITHIN THE PERIOD ARE INVESTED IN ADDITIONAL SHARES. THE RATES OF RETURN WILL VARY AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, IF SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

  ** RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

  + PREFERRED STOCKHOLDERS WERE PAID DIVIDENDS AT ANNUAL RATES RANGING FROM 3.40% TO 3.83%. EARNINGS ON THE FUND'S ASSETS IN EXCESS OF THE PREFERRED DIVIDEND REQUIREMENTS CONSTITUTED DIVIDEND INCOME FOR COMMON STOCKHOLDERS.

  ++ REPRESENTS THE PER SHARE AMOUNT OF UNREALIZED APPRECIATION OF PORTFOLIO
     SECURITIES AS OF DECEMBER 31, 1997.

--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS                                       December 31, 1997


---------------------------------------------------------------------------------------------------------------------
                               FACE                                                       RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                     MOODY'S/S&P    MARKET VALUE
---------------------------------------------------------------------------------------------------------------------

ALASKA-- 7.2%              $ 8,885,000  Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024          Aaa/AAA       $ 9,443,866
                             7,500,000  Valdez Marine Terminal Rev. (BP Pipelines Inc.
                                          Project), 5.65% due 12/1/2028                    Aa2/AA          7,667,550
CALIFORNIA-- 11.3%           9,130,000  California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project), 5 3/4% due
                                          12/1/2030*                                        A1/A+           9,404,174
                            10,000,000  San Francisco City and County Airports Commission
                                          (San Francisco International Airport Rev.),
                                           6.30% due 5/1/2025*                             Aaa/AAA        10,787,500
                             6,000,000  San Joaquin Hills Transportation Corridor Agency
                                          Senior Lien Toll Road Rev. (Orange County),
                                          6 3/4% due 1/1/2032                               NR/NR           6,775,260
DELAWARE-- 3.0%              6,500,000  Delaware Economic Development Authority
                                          Exempt Facilities Rev. (Delmarva Power and
                                          Light Co. Project), 7.60% due 3/1/2020*          Aaa/AAA         7,022,015
DISTRICT OF  COLUMBIA--3.4%  7,500,000  District of Columbia GOs, 7 1/2% due 6/1/2009      Aaa/AAA         8,005,500
FLORIDA -- 5.6%              5,700,000  Brevard County Utility Rev., 7 3/8% due 3/1/2014   Aaa/AAA         5,847,744
                               775,000  Brevard County Utility Rev., 7 3/8% due 3/1/2014   Aaa/AAA           794,786
                             2,320,000  Florida Housing Finance Agency (Home Ownership
                                          Rev.), 7.90% due 3/1/2022*                       Aaa/NR          2,467,065
                             4,085,000  Orange County Housing Finance Authority
                                          (Mortgage Rev.), 7.80% due 10/1/2022*            Aaa/NR          4,301,423
ILLINOIS -- 2.3%             5,000,000  Chicago O'Hare International Airport International
                                          Terminal Special Rev., 7 5/8% due 1/1/2010*      Aaa/AAA         5,377,200
INDIANA -- 2.3%              5,000,000  Indiana Employment Development Commission
                                          Environmental Rev. (Public Service Company of
                                          Indiana Inc.), 7 1/2% due 3/15/2015*             Aaa/AAA         5,396,250
LOUISIANA-- 5.1%             9,675,000  Louisiana Public Facilities Authority Hospital Rev.
                                          (Southern Baptist Hospitals, Inc. Project), 8%
                                          due 5/15/2012                                    NR/AAA         12,029,992
MASSACHUSETTS-- 4.7%         5,370,000  Massachusetts Housing Finance Agency (Multi-
                                          Family Residential Development Rev.), 7.65%
                                          due 2/1/2028*                                    Aaa/AAA         5,586,089
                             5,500,000  Massachusetts Bay Transportation Authority General
                                          Transportation System Rev., 5 5/8% due 3/1/2026  Aaa/AAA         5,726,435
NEBRASKA-- 1.2%              2,700,000  Nebraska Investment Finance Authority (Single
                                          Family Mortgage Rev.), 8 1/8% due 8/15/2038*     Aaa/AAA         2,788,047
NEVADA-- 3.2%                7,000,000  Clark County Industrial Development Rev. (Nevada
                                          Power Company Project), 7.80% due 6/1/2020*      Aaa/AAA         7,640,290
NEW HAMPSHIRE-- 3.1%         6,950,000  New Hampshire State Industrial Development
                                          Authority Pollution Control Rev. (The
                                          Connecticut Light and Power Company
                                          Project), 7 3/8% due 12/1/2019*                  Aaa/AAA         7,453,597
NEW JERSEY-- 2.0%            2,000,000  New Jersey Educational Facilities Authority Rev.
                                          (Princeton University), 6% due 7/1/2024          Aaa/AAA         2,131,500
                             2,510,000  New Jersey Housing & Mortgage Finance Agency
                                          (Home Buyer Rev.), 7.70% due 10/1/2029*          Aaa/AAA         2,634,220


-------------
See footnotes on page 6.

                                                                               5



================================================================================
PORTFOLIO OF INVESTMENTS (continued)                           December 31, 1997

---------------------------------------------------------------------------------------------------------------------
                               FACE                                                       RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                     MOODY'S/S&P    MARKET VALUE
---------------------------------------------------------------------------------------------------------------------

NEW YORK-- 9.1%            $10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020 Aaa/AAA      $ 10,924,400
                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025                                  Aaa/AAA        10,824,900
NEW YORK AND                 6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY -- 2.9%                       (JFK International Air Terminal LLC Project Rev.),
                                          5 3/4% due 12/1/2022*                            Aaa/AAA         6,820,190
OHIO-- 4.9%                  6,000,000  Cleveland Waterworks Improvement First Mortgage
                                          Rev., 5 3/4% due 1/1/2021                        Aaa/AAA         6,326,580
                             5,205,000  Ohio Housing Finance Agency (Single Family
                                          Mortgage Rev.), 7.65% due 3/1/2029*              NR/AAA          5,457,703
PENNSYLVANIA-- 7.0%          2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010*      Aaa/AAA         2,721,375
                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029       Aaa/AAA         3,288,570
                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025*    Aaa/AAA        10,742,500
TENNESSEE-- 3.7%             8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. du Pont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024*      Aa3/AA-         8,868,960
TEXAS-- 5.7%                 5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030* Aa2/AA          5,423,950
                             7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 61/8% due 5/1/2030*                Aaa/AAA         8,104,650
WASHINGTON-- 9.6%            4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.), 6 1/4%
                                          due 7/1/2017*                                    Aaa/AAA         5,303,893
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.), 6.35%
                                          due 7/1/2028*                                    Aaa/AAA         5,560,050
                            10,000,000  King County Sewer GOs, 6 1/8% due 1/1/2033         Aaa/AAA        10,829,100
                             1,000,000  Spokane Regional Solid Waste Management System
                                          Rev., 7 3/4% due 1/1/2011*                       Aaa/AAA         1,051,270
                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $215,032,896)-- 97.3%.............................................           231,528,594
SHORT-TERM HOLDINGS (Cost $2,700,000)-- 1.1%..................................................             2,700,000
OTHER ASSETS LESS LIABILITIES-- 1.6%..........................................................             3,755,940
                                                                                                        ------------
NET INVESTMENT ASSETS-- 100.0%................................................................          $237,984,534
                                                                                                        ============


-------------
+ Ratings have not been audited by Deloitte &Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            December 31, 1997

ASSETS
Investments at value:
   Long-term holdings (cost $215,032,896) .........................................  $231,528,594
   Short-term holdings (cost $2,700,000) ..........................................     2,700,000      $234,228,594
                                                                                     ------------
Cash ................................................................................................       187,138
Interest receivable .................................................................................     3,921,570
Expenses prepaid to stockholder service agent .......................................................        17,724
Other ...............................................................................................        13,758
                                                                                                       ------------
TOTAL ASSETS ........................................................................................   238,368,784
                                                                                                       ------------
LIABILITIES:
Accrued expenses, taxes, and other ..................................................................       384,250
                                                                                                       ------------
NET INVESTMENT ASSETS ...............................................................................   237,984,534
Preferred Stock .....................................................................................    75,000,000
                                                                                                       ------------
NET ASSETS FOR COMMON STOCK .........................................................................  $162,984,534
                                                                                                       ============
NET ASSETS PER SHARE OF COMMON STOCK (MARKET VALUE $13.9375) ........................................        $12.33
                                                                                                             ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series A, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $317,313, respectively; shares authorized, issued and outstanding--375 .................................................................................  $ 37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $317,313, respectively; shares authorized, issued and
   outstanding--375 .................................................................................    37,500,000
Common Stock, $.01 par value: shares authorized--49,999,250; issued and
   outstanding--13,222,784 ..........................................................................       132,228
Additional paid-in capital ..........................................................................   145,798,149
Undistributed net investment income .................................................................       558,459
Net unrealized appreciation of investments ..........................................................    16,495,698
                                                                                                       ------------
NET INVESTMENT ASSETS ...............................................................................  $237,984,534
                                                                                                       ============


--------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     For the Year Ended December 31, 1997


INVESTMENT INCOME:
INTEREST .............................................................................................  $14,667,889

EXPENSES:
Management fee ...................................................................     $1,290,830
Stockholder account, transfer, and registrar services ............................        227,262
Preferred stock remarketing fee ..................................................        187,500
Stockholder reports and communications ...........................................         74,256
Auditing and legal fees ..........................................................         64,031
Custody and related services .....................................................         40,286
Directors' fees and expenses .....................................................         35,804
Stockholders' meeting ............................................................         34,094
Miscellaneous ....................................................................        150,798
                                                                                       ----------
TOTAL EXPENSES .......................................................................................    2,104,861
                                                                                                        -----------
NET INVESTMENT INCOME ................................................................................   12,563,028*

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .................................................      2,042,013
Net change in unrealized appreciation of investments .............................      3,727,924
                                                                                       ----------
NET GAIN ON INVESTMENTS ..............................................................................    5,769,937
                                                                                                        -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ....................................................  $18,332,965
                                                                                                        ===========


----------
* Net investment income available for Common Stock is $9,852,336, which is net of Preferred Stock dividends.

See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS


                                                                                      Year Ended December 31,
                                                                               ----------------------------------
                                                                                   1997                 1996
                                                                               ------------        --------------
OPERATIONS:
Net investment income .....................................................    $ 12,563,028        $  13,320,476
Net realized gain on investments ..........................................       2,042,013              864,958
Net change in unrealized appreciation of investments ......................       3,727,924           (4,653,130)
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS .........................      18,332,965            9,532,304
                                                                               ------------         ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $3,623.18 and $3,554.69) .........      (1,358,693)          (1,333,009)
   Preferred Stock, Series B (per share: $3,605.33 and $3,570.91) .........      (1,351,999)          (1,339,091)
   Common Stock (per share: $.84 and $.84) ................................     (11,044,089)         (10,971,304)
                                                                               ------------         ------------
   Total ..................................................................     (13,754,781)         (13,643,404)
Net realized gain on investments:
   Common Stock (per share: $.181 and $.040) ..............................      (2,386,003)            (523,921)
                                                                               ------------         ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ......................     (16,140,784)         (14,167,325)
                                                                               ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (76,238 and 81,487 shares) .............................................         940,671              990,409
Value of shares of Common Stock issued in payment of gain
   distribution (34,506 and 7,404 shares) .................................         452,784               90,033
                                                                               ------------         ------------
INCREASE IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .............................................       1,393,455            1,080,442
                                                                               ------------         ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                      3,585,636           (3,554,579)
NET INVESTMENT ASSETS:
Beginning of year .........................................................     234,398,898          237,953,477
                                                                                 ------------         ------------
END OF YEAR (including undistributed net investment
   income of $558,459 and $1,750,212, respectively) .......................    $237,984,534         $234,398,898
                                                                               ============         ============



--------------------
See Notes to Financial Statements

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

         The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997, amounted to $64,176,967 and $67,036,876, respectively.

     At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of portfolio securities amounted to $16,495,698.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions. The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1997, there were no shares purchased in the open market.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

================================================================================


     Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.


     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $174,998 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1997, of $54,730 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


6. QUARTERLY RESULTS OF OPERATIONS -- Following is a summary of unaudited quarterly results of operations, in thousands of dollars, except for per share amounts.


                                                                  For Quarters Ended in the Year 1997
                                                         ------------------------------------------------------

                                                         March 31        June 30    September 30    December 31
                                                         --------        -------    ------------    -----------

Total investment income ..............................    $ 3,676        $3,660        $3,667          $3,665
Net investment income for Common Stock ...............    $ 2,472        $2,528        $2,427          $2,425
  Per Common Share ...................................    $   .19        $  .19        $  .19          $  .18
Net realized and unrealized investment gain (loss) ...    $(3,768)       $3,226        $3,367          $2,945
  Per Common Share ...................................    $  (.29)       $  .25        $  .26          $  .22


                                                                 For Quarters Ended in the Year 1996
                                                         ------------------------------------------------------

                                                         March 31        June 30    September 30    December 31
                                                         --------        -------    ------------    -----------
Total investment income ...............................   $ 3,839        $3,827        $3,855          $3,817
Net investment income for Common Stock ................   $ 2,610        $2,700        $2,661          $2,677
  Per Common Share ....................................   $   .20        $  .21        $  .20          $  .21
Net realized and unrealized investment gain (loss) ....   $(5,423)       $ (939)       $1,658          $  916
  Per Common Share ....................................   $  (.42)       $ (.07)       $  .13          $  .07
                                                                                                         -

================================================================================
FINANCIAL HIGHLIGHTS


     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

     "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all the years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                          YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------

PER SHARE OPERATING PERFORMANCE:                              1997       1996       1995       1994       1993
                                                             -------    -------    -------    -------    -------

NET ASSET VALUE, BEGINNING OF YEAR .......................  $12.16     $12.51     $11.54     $13.14     $12.45
                                                           -------    -------    -------    -------    -------
Net investment income ....................................    0.96       1.02       1.03       1.05       1.05
Net realized and unrealized investment gain (loss) .......    0.44      (0.29)      1.11      (1.61)      0.85
                                                           -------    -------    -------    -------    -------
INCREASE (DECREASE) FROM INVESTMENT
   OPERATIONS ............................................    1.40       0.73       2.14      (0.56)      1.90
Dividends paid on Preferred Stock ........................   (0.21)     (0.20)     (0.23)     (0.17)     (0.15)
Dividends paid on Common Stock ...........................   (0.84)     (0.84)     (0.84)     (0.84)     (0.84)
Distribution from net realized gain ......................   (0.18)     (0.04)     (0.10)     (0.03)     (0.22)
                                                           -------    -------    -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...............    0.17      (0.35)      0.97      (1.60)      0.69
                                                           -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR .............................  $12.33     $12.16     $12.51     $11.54     $13.14
                                                           =======    =======    =======    =======    =======
MARKET VALUE, END OF YEAR ................................  $13.9375   $12.50     $12.50     $10.50     $13.00
                                                           =========  =======    =======    =======    =======
TOTAL INVESTMENT RETURN:
Based upon market value ..................................  20.97%      7.49%     28.58%   (13.05)%     10.55%
Based upon net asset value ...............................  10.01%      4.48%     17.09%    (5.46)%     14.44%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net investment assets ................   0.90%      0.86%      0.91%      0.90%      0.92%
Expenses to average net assets for Common Stock ..........   1.32%      1.27%      1.34%      1.32%      1.33%
Net investment income to average net
   investment assets .....................................   5.35%      5.70%      5.74%      5.84%      5.58%
Net investment income to average net assets for
   Common Stock ..........................................   7.87%      8.40%      8.45%      8.60%      8.06%
Portfolio turnover .......................................  27.83%     21.74%     13.37%     10.74%     15.83%
NET INVESTMENT ASSETS, END OF YEAR (000s omitted):
For Common Stock ......................................... $162,985   $159,399   $162,953   $150,100   $170,645
For Preferred Stock ......................................   75,000     75,000     75,000     75,000     75,000
                                                           --------   --------   --------   --------   --------
TOTAL NET INVESTMENT ASSETS .............................. $237,985   $234,399   $237,953   $225,100   $245,645
                                                           ========   ========   ========   ========   ========

-----------------
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

================================================================================
DIVIDEND INVESTMENT PLAN


     The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), 100 Park Avenue, New York, New York 10017. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 1997, there were no shares purchased in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' account in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 1997.

================================================================================
BOARD OF DIRECTORS

JOHN R. GALVIN 2

DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company
DIRECTOR, USLIFE Corporation


ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation


FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center


JOHN E. MEROW

RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.


BETSY S. MICHEL 2
TRUSTEE, Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES,
   St. George's School


WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation


JAMES C. PITNEY 3
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm


JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service


RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3

RETIRED VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFECorporation


JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN


BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.


DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

---------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

================================================================================
EXECUTIVE OFFICERS


WILLIAM C. MORRIS           AUDREY G. KUCHTYAK          THOMAS G. ROSE
CHAIRMAN                    VICE PRESIDENT              TREASURER



THOMAS G. MOLES            LAWRENCE P. VOGEL           FRANK J. NASTA
PRESIDENT                  VICE PRESIDENT              SECRETARY

EILEEN A. COMERFORD
VICE PRESIDENT




-------------------------------------------------------------------------------



MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017


GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092   Stockholder Services

(212) 682-7600   Outside the Continental United States

(800) 622-4597   24-Hour Automated
                 Telephone Access Service

                      Seligman Select Municipal Fund, Inc.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU



                                    SELIGMAN
                           ==========================
                                     SELECT
                           ==========================

                                    MUNICIPAL
                                   FUND, INC.


                                     [LOGO]

                                  ANNUAL REPORT
                                DECEMBER 31, 1997